CUFUND
                                     ======




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                          Short-Term Maturity Portfolio
                                    [BULLET]
                            Adjustable Rate Portfolio
--------------------------------------------------------------------------------




                                  ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                     5/31/99





    THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.





                    SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                     CUFUND
                        THE CREDIT UNION FAMILY OF FUNDS


To Our Shareholders:

CUFUND, the Credit Union Family of Funds, has been serving natural person credit union investment needs since its inception in June 1992. During this seven year period, the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio have given credit unions an excellent investment option.

CUFUND remains unique among mutual funds as it is the only mutual fund to be advised by a company that is a wholly-owned subsidiary (CUSO) of a credit union As a result, CUFUND is uniquely positioned to respond to the concerns and changes of natural person credit unions, as well as the continually changing regulatory environment. As the regulatory environment becomes more complex, we believe that the flexibility and investment expertise inherent to the portfolios of CUFUND will allow credit unions to continue to take advantage of all types of securities available to them in one easy package.

CUFUND has maintained a strong performance record since its inception. It has been our pleasure, the adviser, the administrator, and the distributor, to offer CUFUND. We thank all credit unions for their support of and participation in CUFUND.

Sincerely

/s/ signature omitted
Mark E. Nagle

President

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

SHORT-TERM MATURITY PORTFOLIO -- MAURICE KERINS III, ADVISER
                                 SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                                 MAY 31, 1999


The investment objective of the Short-Term Maturity Portfolio is to seek a high level of income consistent with safety of capital. The primary investment strategy undertaken by the Adviser has been a modified "buy and hold" strategy. The assets of the Portfolio are distributed between U.S. Agency and various mortgage-backed securities (MBS). The average-weighted maturity continues to be less than three years.

A year ago we wrote that much attention was being given to prepayment rates in the MBS market. While prepayments have remained relatively high, increasing interest rates have slowed some of the prepay frenzy of 1998. While the strong housing market keeps some pressure on prepayments, the proportion of existing homeowners with loans less than two years old has increased substantially.

Currently the portfolio remains relatively defensively positioned. Cash from paydowns and interest [approximately $2 million per month] is being accumulated in short-term PACCMOs to add yield. Approximately $393,000 is in cash or cash equivalents. During the first quarter $2 million Treasuries were purchased in an attempt to lengthen duration. With economic pressure mounting on the FOMC to raise the Federal Funds rate, and the recent back up in the yield curve, the adviser will continue to judiciously increase the duration in anticipation of lower rates by the Fall.

Annual total return for the period ending May 31, 1999 was 5.67% and the NAV closed at $9.88 up from $9.86 on June 1, 1998. The 30 day return for May 31, 1999 was 4.95%.

GRAPH OMITTED

PLOT POINTS AREAS FOLLOWS:

    COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE CUFUND SHORT-TERM MATURITY PORTFOLIO, VERSUS THE 1 YEAR CONSTANT MATURITY TREASURY,
               AND THE LIPPER SHORT U.S. GOVERNMENT FUNDS AVERAGE

                           AVERAGE ANNUAL TOTAL RETURN

                       ANNUALIZED       ANNUALIZED      ANNUALIZED
    ONE YEAR             THREE            FIVE          INCEPTION
     RETURN           YEAR RETURN      YEAR RETURN      TO DATE*

      5.67%              5.91%            6.07%           5.03%

GRAPH OMITTED

PLOT POINTS ARE AS FOLLOWS:

         CU       CONSTANT LIPPER
JUNE 92  100,000  100,000  100,000
MAY 93   104,078  103,222  105,121
MAY 94   104,317  107,268  106,225
MAY 95   111,536  113,050  113,077
MAY 96   117,927  119,392  118,267
MAY 97   124,885  126,401  125,410
MAY 98   132,590  133,492  132,922
MAY 99   140,108  140,033  139,010S

*Inception date 6/15/92
Past performance is no indication of future performance.

CUFUND

MANAGEMENT'S DISCUSSION & ANALYSIS OF FUND PERFORMANCE

ADJUSTABLE RATE PORTFOLIO -- MAURICE KERINS III, ADVISER
                             SOUTHWEST CORPORATE FEDERAL CREDIT UNION
                             MAY 31, 1999


The investment objective of the Adjustable Rate Portfolio is to seek a high level of income while maintaining principal stability. The primary investment strategy undertaken by the Adviser continues to emphasize CMO REMIC floating rate securities, while temporarily avoiding the Pass-Through ARM sector. At May 31, 1999 approximately 25% of the fund was in one-month Libor floating rate securities, down from 39%; 10% was in six-month CD or LIBOR securities, down from 17%; 7% was in one-year CMT securities, down from 15%; and 20% was in Eleventh District COFI securities, up from just over 11%. As well, 30% was in short term fixed rate and 12% was in cash and cash equivalents.

Prepayments on Adjustable Rate Mortgages have slowed but not enough to warrant their relatively high price levels. And, as we stated previously, the percentage of refinancings into new ARMS has remained moribund. In spite of a slight steepening of the U.S. Treasury yield curve to 42 basis points between the Two Year and Thirty Year issues at May 31, 1999, there is still little incentive for homeowners to opt for adjustable rate financing.

At May 31, 1999, approximately 63% of the Portfolio consisted of variable rate MBS and 37% in fixed rate investments. Virtually all of the cash deployed [cash flow from paydowns and interest has averaged $6 million per month] in the CMO market was in the short average life COFI Floater sector. The adviser still views this sector favorably. Nonetheless, we do not propose to increase this sector's holdings substantially above the current 20% level.

The Net Asset Value of the Portfolio was $9.94 on May 31, 1999, down from $10.00 on June 1, 1998. The annual total return for the period was 4.93%. The adviser will continue to attempt to increase duration and yield in fairly valued sectors of the adjustable rate market while focusing on maintaining a stable NAV and minimizing prepayment risk.

    COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE CUFUND
      ADJUSTABLE RATE MORTGAGE PORTFOLIO, VERSUS THE 1 MONTH LIBOR INDEX,
              AND THE LIPPER ADJUSTABLE-RATE MORTGAGE FUNDS AVERAGE

                           AVERAGE ANNUAL TOTAL RETURN

                         ANNUALIZED       ANNUALIZED      ANNUALIZED
       ONE YEAR             THREE            FIVE          INCEPTION
        RETURN           YEAR RETURN      YEAR RETURN      TO DATE*

         4.93%              5.64%            5.69%           5.12%

GRAPH OMITTED

PLOT POINTS ARE AS FOLLOWS:

         CU       LIBOR    LIPPER
JUNE 92  100,000   100,000   100,000
MAY 93   103,906   103,110   103,688
MAY 94   107,221   106,739   105,607
MAY 95   112,850   113,112   111,119
MAY 96   119,948   119,740   117,153
MAY 97   127,577   126,530   124,932
MAY 98   134,759   133,931   131,466
MAY 99   141,403   141,150   136,843

*Inception date 6/15/92
Past Performance is no indication of future performance.

STATEMENT OF NET ASSETS                                                   CUFUND
May 31, 1999


SHORT-TERM MATURITY PORTFOLIO
-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (79.3%)
   FHLMC Pool # L73564
     5.000%, 03/01/01                 $  492    $   484
   FHLMC Pool # L73582
     5.000%, 04/01/01                     16         16
   FHLMC Pool # L73595
     5.000%, 03/01/01                    248        244
   FHLMC Pool # L73633
     5.000%, 04/01/01                    192        189
   FHLMC Series 1496,
     Class E CMO
     5.500%, 03/15/16                    343        343
   FHLMC Series 1556,
     Class E CMO
     5.600%, 10/15/08                  1,061      1,061
   FHLMC Series 1559
     VP CMO
     5.500%, 02/15/20                    500        493
   FHLMC Series 1702,
     Class PL CMO
     5.000%, 10/15/16                    329        328
   FHLMC Series 1710,
     Class C CMO
     6.100%, 02/15/24                    258        259
   FHLMC Series 1819,
     Class A CMO
     6.000%, 02/15/06                  1,375      1,377
   FHLMC Series 1490,
     Class PE REMIC
     5.750%, 07/15/06                    417        418
   FHLMC Series 1496,
     Class G REMIC
     4.000%, 03/15/19                  1,120      1,079
   FHLMC Series 1640,
     Class F REMIC (A)
     5.338%, 10/15/07                    166        167
   FHLMC Series 1678,
     Class A REMIC
     5.500%, 10/15/07                    344        343
   FHLMC Series 1679,
     Class A REMIC
     5.250%, 09/15/06                    213        213
   FHLMC Series 1734,
     Class E REMIC
     6.000%, 10/15/06                  1,982      1,988
   FHLMC Series 2055,
     Class OA REMIC
     6.000%, 03/15/02                  1,000      1,001
   FNMA Pool #190634
     6.500%, 02/01/04                    657        663
   FNMA Pool # 263895
     6.000%, 12/01/03                    773        770
   FNMA Pool # 50948
     6.000%, 11/01/03                    826        823

-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------
   FNMA Series 1626,
     Class PN CMO
     5.800%, 01/15/06                 $  732    $   733
   FNMA Series1627,
     Class 4 CMO
     6.000%, 05/15/22                    166        167
   FNMA Series 1992-19,
     Class PD CMO
     6.500%, 04/25/16                    255        254
   FNMA Series 1992-150,
     Class FV CMO (A)
     5.562%, 05/25/21                    838        835
   FNMA Series 1993-110,
     Class E CMO
     6.000%, 04/25/19                    112        113
   FNMA Series 1993-138,
     Class E CMO
     5.750%, 12/25/16                    524        524
   FNMA Series 1993-147,
     Class PE CMO
     5.000%, 08/25/23                    302        301
   FNMA Series 1993-201,
     Class G CMO
     3.500%, 05/25/19                    500        471
   FNMA Series 1993-204,
     Class PD CMO
     5.600%, 05/25/18                    627        626
   FNMA Series 1994-12,
     Class PE CMO
     5.750%, 04/25/07                    373        373
   FNMA Series 1997-53,
     Class PA CMO
     6.500%, 10/18/15                  1,019      1,026
   FNMA Series 2031,
     Class PA CMO
     5.750%, 02/15/07                    391        390
   FNMA Series 1992-155,
     Class E REMIC
     6.700%, 08/25/04                     37         37
   FNMA Series 1992-175,
     Class PE REMIC
     6.500%, 10/25/04                    192        192
   FMNA Series 1993-10,
     PE REMIC
     6.500%, 10/25/04                    665        666
   FNMA Series 1993-199,
     Class E REMIC
     5.850%, 05/25/19                    606        606
   FNMA Series 1993-212,
     Class C REMIC
     6.000%, 11/25/00                    443        444
   FNMA Series 1993-212,
     Class E REMIC
     5.300%, 11/25/00                  1,149      1,143

STATEMENT OF NET ASSETS                                                   CUFUND
May 31, 1999


SHORT-TERM MATURITY PORTFOLIO (concluded)
-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------

   FNMA Series 1994-27,
     Class PK REMIC
     6.500%, 06/25/00                 $  481    $   482
   FNMA Series 1994-72,
     Class E REMIC
     6.000%, 11/25/17                    488        490
   FNMA Series 1994-86,
     Class PD REMIC
     6.000%, 06/25/04                      5          6
   GNMA Series 1994-1,
     Class PC REMIC
     7.250%, 12/16/16                    316        317
                                                -------
Total U.S. Agency Mortgage-
     Backed Obligations
     (Cost $22,498)                              22,455
                                                -------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (10.7%)
   Countrywide Mortgage Securities
     Series 1994-D,
     Class A1 REMIC (A)
     5.438%, 03/25/24                    160        161
   General Electric Mortgage
     Services Series 1994-13,
     Class A1 REMIC
     6.500%, 04/25/24                    405        406
   General Electric Mortgage
     Services Series 1994-8,
     Class A3 REMIC
     6.000%, 02/25/24                  1,265      1,262
   Prudential Home Mortgage
     Securities Series 1993-43,
     Class A1 REMIC
     5.400%, 10/25/23                    174        173
   Prudential Home Mortgage
     Securities Series 1993-54,
     Class A21 REMIC
     5.500%, 01/25/24                    730        728
   Residential Funding Mortgage
     Securities Series 1993-S40,
     Class A1 REMIC (A)
     5.338%, 11/25/23                    287        287
                                                -------
Total Non-Agency Mortgage-
     Backed Obligations
     (Cost $3,023)                                3,017
                                                -------

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.3%)
   FNMA
     4.680%, 06/01/99                    500        500
     6.250%, 06/16/00                  1,000      1,009
                                                -------


-------------------------------------------------------
                                     Par/Shares  Value
Description                            (000)     (000)
-------------------------------------------------------
Total U.S. Government
     Agency Obligations
     (Cost $1,501)                              $ 1,509
                                                -------

U.S. TREASURY OBLIGATIONS (3.3%)
   U.S. Treasury Notes
     4.250%, 11/15/03                 $1,000        945
                                                -------
Total U.S. Treasury Obligations
     (Cost $968)                                    945
                                                -------

CASH EQUIVALENTS (1.4%)
   SEI Daily Income Trust
     Treasury Fund                       393        393
                                                -------
Total Cash Equivalents
     (Cost $393)                                    393
                                                -------
TOTAL INVESTMENTS (100.0%)
     (Cost $28,383)                              28,319
                                                =======

OTHER ASSETS AND LIABILITIES,
     NET (0.0%)                                       7
                                                -------

 NET ASSETS:
   Portfolio Shares -- (unlimited
     authorization -- no par value)
     based on 2,867,476 outstanding
     shares of beneficial interest               29,071
   Distributions in Excess of
     net investment income                          (19)
   Accumulated net realized loss
     on investments                                (662)
   Net unrealized depreciation
     of investments                                 (64)
                                                -------
Total Net Assets (100.0%)                        28,326
                                                =======

 Net Asset Value and Redemption
     Price Per Share                              $9.88
                                                =======

CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REMIC -- Real Estate Mortgage Investment Conduit
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1999.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF NET ASSETS                                                   CUFUND
May 31, 1999


ADJUSTABLE RATE PORTFOLIO
-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (72.7%)
   FHLMC Pool # l80052
     6.000%, 01/01/01                 $1,158    $ 1,148
   FHLMC Pool # M80302
     6.000%, 12/01/00                  1,544      1,531
   FHLMC Pool # 970003 (A)
     6.827%, 01/01/23                  1,821      1,830
   FHLMC Pool # 970021 (A)
     6.939%, 01/01/23                  2,922      2,959
   FHLMC Series 1422,
     Class F (A)
     5.462%, 11/15/99                  1,005      1,003
   FHLMC Series 1353,
     Class F CMO
     5.019%, 08/15/07                  1,557      1,536
   FHLMC Series 1491,
     Class E CMO
     5.000%, 02/15/17                     93         93
   FHLMC Series1559,
     VP CMO
     5.500%, 02/15/20                  1,000        985
   FHLMC Series 1595,
     Class F CMO (A)
     5.290%, 10/15/13                  1,247      1,248
   FHLMC Series 1604,
     Class FH CMO
     5.462%, 11/15/08                  2,097      2,087
   FHLMC Series 1625,
     Class EA CMO
     5.750%, 03/15/07                  3,641      3,646
   FHLMC Series 1663,
     Class PE CMO
     5.850%, 09/15/19                    453        454
   FHLMC Series 1393,
     Class C REMIC
     6.000%, 01/15/04                    277        277
   FHLMC Series 1476,
     Class F REMIC (A)
     5.312%, 02/15/08                  2,717      2,673
   FHLMC Series 1500,
     Class E REMIC
     6.000%, 08/15/16                    421        422
   FHLMC Series 1506,
     Class PE REMIC
     5.650%, 07/15/05                    235        235
   FHLMC Series 1512,
     Class M REMIC (A)
     5.010%, 05/15/08                    464        457
   FHLMC Series 1541,
     Class KM REMIC (A)
     5.462%, 08/15/22                    138        136
   FHLMC Series 1546,
     Class FC REMIC (A)
     5.438%, 12/15/21                  4,466      4,496

-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------
   FHLMC Series 1598,
     Class E REMIC
     5.600%, 11/15/05                 $  600    $   601
   FHLMC Series 1611,
     Class G REMIC (A)
     5.438%, 05/15/21                  3,289      3,305
   FHLMC Series 1671,
     Class J REMIC (A)
     5.338%, 12/15/22                  6,724      6,749
   FHLMC Series 1695,
     Class AK REMIC (A)
     5.338%, 01/15/24                    268        269
   FHLMC Series 2055,
     Class OA REMIC
     6.000%, 03/15/02                  2,000      2,001
   FNMA Pool # 50759
     6.000%, 07/01/00                  1,203      1,192
   FNMA Pool # 50968
     6.000%, 01/01/04                  1,614      1,605
   FNMA Pool # 165655 (A)
     7.180%, 05/01/22                    471        480
   FNMA Pool # 166291 (A)
     6.878%, 06/01/22                  1,613      1,655
   FNMA Pool # 169164 (A)
     7.345%, 06/01/22                    257        263
   FNMA Pool # 354900 (A)
     7.597%, 08/01/26                    131        135
   FNMA Pool # 359751 (A)
     7.152%, 09/01/26                    615        626
   FNMA Pool # 364612 (A)
     7.127%, 11/01/26                    331        341
   FNMA Series 1993,
     Class 204 CMO
     5.500%, 10/25/02                    500        492
   FNMA Series 1993,
     Class C CMO
     6.500%, 09/25/08                  1,000      1,001
   FNMA Series 1993-168,
     Class FG CMO (A)
     5.620%, 09/25/23                    819        818
   FNMA Series 1993-201,
     Class G CMO
     3.500%, 05/25/19                  1,000        943
   FNMA Series 1992-28,
     Class F REMIC (A)
     5.438%, 05/25/07                    477        479
   FNMA Series 1992-150,
     Class FV REMIC (A)
     5.562%, 05/25/21                  1,676      1,670
   FNMA Series 1992-175,
     Class PE REMIC
     6.500%, 10/25/04                    308        308
   FNMA Series 1993-14,
     Class G REMIC
     6.000%, 06/25/19                    941        940

STATEMENT OF NET ASSETS                                                   CUFUND
May 31, 1999


ADJUSTABLE RATE PORTFOLIO (continued)
-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------
   FNMA Series 1993-58,
     Class E REMIC
     5.500%, 07/25/18                 $  215    $   214
   FNMA Series 1993-72,
     Class F REMIC (A)
     5.462%, 05/25/08                  1,000        976
   FNMA Series 1993-95,
     Class PD REMIC
     6.000%, 12/25/06                    741        741
   FNMA Series 1993-115,
     Class E REMIC
     5.500%, 04/25/19                    565        564
   FNMA Series 1993-116,
     Class FA REMIC (A)
     5.062%, 07/25/22                  3,939      3,870
   FNMA Series 1993-127,
     Class EA REMIC
     5.650%, 10/25/16                    613        612
   FNMA Series 1993-138,
     Class E REMIC
     5.750%, 12/25/16                  1,102      1,101
   FNMA Series 1993-168,
     Class PE REMIC
     6.000%, 08/25/17                  1,496      1,496
   FNMA Series 1993-209,
     Class E REMIC
     5.750%, 07/25/05                    310        310
   FNMA Series 1993-209,
     Class FG REMIC (A)
     5.462%, 08/25/08                  2,521      2,496
   FNMA Series 1993-210,
     Class FB REMIC
     5.338%, 10/25/22                  2,332      2,338
   FNMA Series 1993-212,
     Class E REMIC
     5.300%, 11/25/00                  2,298      2,285
   FNMA Series 1993-221,
     Class F REMIC (A)
     5.462%, 03/25/08                  2,266      2,225
   FNMA Series 1994-42,
     Class FN REMIC (A)
     5.062%, 03/25/23                  3,150      3,060
   FNMA Series 1994-86,
     Class PD REMIC
     6.000%, 06/25/04                     11         11
   FNMA Series 1994-87,
     Class F REMIC (A)
     5.388%, 03/25/09                  1,060      1,067
   FNMA Series 1997-20,
     Class F REMIC (A)
     5.524%, 03/25/27                  7,727      7,618
   GNMA Series 31,
     Class FC REMIC (A)
     5.338%, 08/25/23                  1,449      1,455
                                                -------

-------------------------------------------------------
                                        Par      Value
Description                            (000)     (000)
-------------------------------------------------------
Total U.S. Agency Mortgage-
     Backed Obligations
     (Cost $85,766)                             $85,528
                                                -------

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (12.4%)
   DLJ Mortgage Acceptance
     Series 1994-Q1,
     Class 1A1 REMIC (A)
     7.369%, 03/25/24                 $  852        877
   Fund America Investors II
     Series 1993-J,
     Class M REMIC (A)
     7.507%, 11/25/23                    546        545
   General Electric Mortgage
     Services Series 1994-8,
     Class A3 REMIC
     6.000%, 02/25/24                  1,813      1,807
   Merrill Lynch Mortgage
     Investments Series 1991-F,
     Class A2 REMIC (A)
     5.903%, 06/15/16                  2,172      2,201
   Merrill Lynch Mortgage
     Investments Series 1992-C,
     Class A2 REMIC (A)
     5.850%, 06/15/17                  2,350      2,351
   Prudential Home Mortgage
     Securities Series 1993-5,
     Class A7 REMIC (A)
     5.638%, 03/25/00                  2,563      2,595
   Resolution Trust Series 1992-3,
     Class A4 REMIC (A)
     5.488%, 09/25/30                    459        460
   Resolution Trust Series 1992-M4,
     Class A4 REMIC (A)
     5.738%, 09/25/21                    524        524
   Salomon Brothers Mortgage
     Securities VII Series 1992-2,
      Class A4 REMIC (A)
     7.248%, 06/25/22                    963        970
   Salomon Brothers Mortgage
     Securities VII Series 1992-4,
      Class A5 REMIC (A)
     7.016%, 09/25/22                    491        482
   Salomon Brothers Mortgage
     Securities VII Series 1992-6,
     Class A1 REMIC (A)
     6.899%, 11/25/22                  1,245      1,246
   Securitized Assets Sales
     Series 1993-8,
     Class A2 REMIC (A)
     7.121%, 12/26/23                    550        555
                                                -------

STATEMENT OF NET ASSETS                                                   CUFUND
May 31, 1999


ADJUSTABLE RATE PORTFOLIO (concluded)
-------------------------------------------------------
                                     Par/Shares  Value
Description                            (000)     (000)
-------------------------------------------------------
Total Non-Agency Mortgage-
     Backed Obligations
     (Cost $14,539)                             $14,613
                                                -------

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.8%)
   FHLB
     4.700%, 06/02/99                 $8,501    $ 8,500
   FHLMC
     4.700%, 08/05/99                    627        622
     4.770%, 09/09/99                  1,000        987
   SLMA (A)
     4.901%, 11/18/99                  1,350      1,350
                                                -------
Total U.S. Government
     Agency Obligations
     (Cost $11,459)                              11,459
                                                -------

U.S. TREASURY OBLIGATIONS (1.6%)
   U.S. Treasury Notes
     4.250%, 11/15/03                  2,000      1,890
                                                -------
Total U.S. Treasury Obligations
     (Cost $1,935)                                1,890
                                                -------
CASH EQUIVALENTS (4.4%)
   SEI Daily Income Trust
     Treasury Fund                     5,154      5,154
                                                -------
Total Cash Equivalents
     (Cost $5,154)                                5,154
                                                -------
TOTAL INVESTMENTS (100.9%)
     (Cost $118,853)                            118,644
                                               ========

OTHER ASSETS AND LIABILITIES,
     NET (-0.9%)                                 (1,063)
                                                -------

NET ASSETS:
   Portfolio Shares -- (unlimited
     authorization -- no par value)
     based on 11,823,033 outstanding
     shares of beneficial interest              118,498
   Distributions in Excess of net
     investment income                              (32)
   Accumulated net realized loss
     on investments                                (676)
   Net unrealized depreciation
     of investments                                (209)
                                               --------
TOTAL NET ASSETS (100.0%)                      $117,581
                                               ========

NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE                              $9.94
                                               ========

CMO -- Collateralized Mortgage Obligation
DLJ -- Donaldson, Lufkin, & Jenrette
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REMIC -- Real Estate Mortgage Investment Conduit
SLMA -- Student Loan Marketing Association
(A) Adjustable Rate Features. Rate shown on the Statement of Net Assets is the rate in effect on May 31, 1999.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS                                                   CUFUND

For the period ended May 31, 1999

                                                         (IN THOUSANDS)
                                            ------------------------------------
                                            SHORT-TERM MATURITY  ADJUSTABLE RATE
                                                 PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------
Investment Income                                 $1,635             $6,997
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees                           92                384
   Waiver of Investment Advisory Fees                (65)              (257)
   Administrator Fees                                 48                187
   Custodian Fees                                      4                 16
   Professional Fees                                  17                 69
   Registration Fees                                   1                  3
   Trustee Fees                                        7                 31
   Printing Fees                                       6                 24
   Transfer Agent Fees                                 1                  3
   Other                                               2                  8
--------------------------------------------------------------------------------
       Total Expenses                                113                468
--------------------------------------------------------------------------------
Net Investment Income                              1,522              6,529
--------------------------------------------------------------------------------
   Net Realized Gain/(Loss) on Investments           158                 (2)
--------------------------------------------------------------------------------
   Net Unrealized Depreciation of Investments        (78)              (659)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on Investments                                     80               (661)
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
   from Operations                                 1,602              5,868
================================================================================

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                        CUFUND



                                                                                  (IN THOUSANDS)
                                                                  -------------------------------------------------
                                                                    SHORT-TERM MATURITY        ADJUSTABLE RATE
                                                                         PORTFOLIO                PORTFOLIO
                                                                  -----------------------  ------------------------
                                                                   06/01/98    06/01/97     06/01/98    06/01/97
                                                                  TO 05/31/99 TO 05/31/98  TO 05/31/99 TO 05/31/98
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                                             $ 1,522    $ 1,590    $   6,529   $  7,282
   Net Realized Gain/(Loss) on Investments                               158         --           (2)       (16)
   Net Unrealized Appreciation/(Depreciation) of Investments             (78)       179         (659)       (64)
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   1,602      1,769        5,868      7,202
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income                                              (1,534)    (1,596)      (6,511)    (7,295)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued                                            --         --           --        900
   Shares Issued in Lieu of Cash Distributions                            76        114          575        565
   Cost of Shares Redeemed                                            (1,363)      (410)      (7,749)   (24,934)
-------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets from Capital Share Transactions                (1,287)      (296)      (7,174)   (23,469)
-------------------------------------------------------------------------------------------------------------------
        Total Decrease in Net Assets                                  (1,219)      (123)      (7,817)   (23,562)
-------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                29,545     29,668      125,398    148,960
-------------------------------------------------------------------------------------------------------------------
   End of Period (1)                                                 $28,326    $29,545     $117,581   $125,398
===================================================================================================================
Capital Share Transactions:
   Shares Issued                                                          --         --           --         90
   Shares Issued in Lieu of Cash Distributions                             8         12           58         56
   Shares Redeemed                                                      (137)       (42)        (774)    (2,488)
-------------------------------------------------------------------------------------------------------------------
Net Capital Share Transactions                                          (129)       (30)        (716)    (2,342)
===================================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Including undistributed net investment income (distributions in excess of net investment income) (000) of $(19) and $(7) for Short-Term Maturity
    Portfolio, $(32) and $(50) for Adjustable Rate Portfolio at May 31, 1999 and
    May 31, 1998, respectively.

   The accompanying notes are an integral part of these financial statements.

                                       10

FINANCIAL HIGHLIGHTS                                                      CUFUND
FOR THE YEARS ENDED MAY 31,


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                    NET                                                                                   RATIO OF
              NET               REALIZED AND                            NET             NET                RATIO OF NET   EXPENSES
             ASSET               UNREALIZED  DIVIDENDS                 ASSET           ASSETS   RATIO OF    INVESTMENT   TO AVERAGE
             VALUE      NET         GAINS     FROM NET      CAPITAL    VALUE           END OF  EXPENSES       INCOME     NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT      GAINS     END OF   TOTAL  PERIOD  TO AVERAGE   TO AVERAGE   (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME    DISTRIBUTIONS PERIOD   RETURN  (000)  NET ASSETS   NET ASSETS     WAIVERS)
           -------------------------------------------------------------------------------------------------------------------------
Short-Term Maturity Portfolio
    1999    $  9.86    0.52        0.03       (0.53)          --     $  9.88    5.67% $ 28,326   0.39%         5.28%       0.61%
    1998       9.80    0.53        0.06       (0.53)          --        9.86    6.17    29,545   0.39          5.37        0.59
    1997       9.76    0.52        0.04       (0.52)          --        9.80    5.90    29,668   0.39          5.33        0.58
    1996       9.73    0.52        0.03       (0.52)          --        9.76    5.73    30,633   0.38          5.27        0.61
    1995       9.59    0.50        0.14       (0.50)          --        9.73    6.92    35,050   0.38          5.24        0.51

Adjustable Rate Portfolio
    1999     $10.00    0.54       (0.06)      (0.54)          --     $  9.94    4.93% $117,581   0.39%         5.44%       0.60%
    1998      10.01    0.56       (0.01)      (0.56)          --       10.00    5.63   125,398   0.39          5.58        0.59
    1997       9.96    0.57        0.05       (0.57)          --       10.01    6.36   148,960   0.39          5.66        0.56
    1996       9.94    0.59        0.02       (0.59)          --        9.96    6.29   153,760   0.39          5.92        0.53
    1995       9.96    0.53       (0.02)      (0.53)          --        9.94    5.25   162,147   0.38          5.34        0.51

            RATIO OF NET
             INVESTMENT
               INCOME
             TO AVERAGE
             NET ASSETS   PORTFOLIO
             (EXCLUDING   TURNOVER
               WAIVERS)     RATE
           ------------------------
Short-Term Maturity Portfolio

    1999       5.06%    130%
    1998       5.17      76
    1997       5.14      63
    1996       5.04      42
    1995       5.11      53


    1999       5.23%     35%
    1998       5.38      31
    1997       5.49      17
    1996       5.78      23
    1995       5.21       4

--------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.
   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                             CUFUND
May 31, 1999




1. Organization:

CUFUND (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated November 22, 1991 and had no operations through June 14, 1992 other than those related to organizational matters and the sale of initial shares of beneficial interest to SEI Investments Mutual Funds Services (the "Administrator") on January 16, 1992.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with two portfolios: the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio (the "Portfolios"). The Trust's prospectus provides a description of each Portfolio's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITIES VALUATION--Pursuant to policies established by the Board of Trustees of the Trust, the Administrator values the securities of each Portfolio based upon valuations provided by brokers or an independent pricing service. The pricing services rely primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuation. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Investment securities for which market prices are either (i) not readily available or not obtained, or (ii) deemed by the Adviser to be materially inaccurate, are valued at fair value as determined in good faith under procedures established by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Gains and losses realized on sales of securities are determined on a first-in first-out (FIFO) basis. Interest income and expenses are recognized on the accrual basis. Purchase discounts and premiums are accreted and amortized over the life of each security and recorded as interest income using a method which approximates the effective interest method.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income for each Portfolio are declared daily and paid monthly on the first business day. Any net realized capital gains will be distributed at least annually.

     FEDERAL INCOME TAXES--The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

NOTES TO FINANCIAL STATEMENTS (concluded)                                CUFUND
May 31, 1999

3. Administrative and Distribution Agreements:

The Trust and the Administrator are parties to an administrative agreement dated May 1, 1992, under which the Administrator provides services for a fee that is computed daily and payable monthly, at an annual rate which is the greater of .09% of the average daily net assets of the Trust up to $750 million, and .0725% of the average daily net assets of the Trust exceeding $750 million, or $214,000. Effective October 26, 1998, the minimum annual fee of $214,000 was increased to $250,000. Certain officers ofthe Trust are also officers of the Administrator and/or distributor. Suchofficers are paid no fees by the Trust for serving in their respective roles. SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the shares of the Trust. No compensation is paid to the Distributor fordistribution services.

4. Investment Advisory and Custodian Agreements:

The Trust and Southwest Corporate Federal Credit Union (the "Adviser") are parties to an investment advisory agreement dated May 1, 1992, under which the Adviser receives an annual fee, which is calculated daily and paid monthly, at an annual rate of .32% of the average daily net assets of each Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees and reimburse expenses in order to limit the total operating expenses of each Portfolio to not more than .39% of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. At May 31, 1999, the Adviser is the record owner of 84.10% and 89.82% of the outstanding shares of the Short-Term Maturity and Adjustable Rate Portfolios, respectively.

The Trust and First Union National Bank, (the "Custodian") are parties to a custodial agreement dated May 1, 1992 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Portfolios.

5. Investment Transactions:

For the period ended May 31, 1999, purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows (000):

              U.S. GOVERNMENT   OTHER INVESTMENT
                SECURITIES         SECURITIES
             --------- -------  ---------  -------
             PURCHASES  SALES   PURCHASES   SALES
             --------- -------  ---------  -------
Short-Term
   Maturity
   Portfolio  $16,272  $15,897    $1,420   $ 5,172
Adjustable
   Rate
   Portfolio  $18,740  $31,155    $   --   $16,728

The total cost of securities held for federal income tax purposes at May 31, 1999 for the Short-Term Maturity Portfolio and the Adjustable Rate Portfolio was not materially different from amounts reported for financial reporting purposes. The Short-Term Maturity Portfolio had net unrealized depreciation of $(63,744), which was composed of gross unrealized appreciation of $23,498 and gross unrealized depreciation of $(87,242) for tax purposes. The Adjustable Rate Portfolio had net unrealized depreciation of $(208,817), which was composed of gross unrealized appreciation of $259,197 and gross unrealized depreciation of $(468,014) for tax purposes.


6. Capital Loss Carryforwards:

The capital loss carryforwards at May 31, 1999 for federal income tax purposes are as follows:

                                       EXPIRATION
                           AMOUNT         DATE
                          --------     ----------
Short-Term
   Maturity Portfolio     $225,461         2003
                           337,054         2004
                            32,759         2005
                            66,614         2006
Adjustable Rate
   Portfolio              $556,310         2003
                            37,771         2004
                            46,794         2005
                            33,108         2007

7. Variable Rate Financial Instruments:

The Adjustable Rate Portfolio's investment policies include investing, under normal circumstances, at least 65% of its assets in adjustable rate mortgage securities or other adjustable rate securities that have interest rates that reset at periodic intervals. Such securities may experience less price volatility due to changes in market interest rates than other debt securities. These investments include securities subject to interest rate caps as well as certain securities that adjust based upon an index whose movements may not correlate directly with market movements. Both of these items may influence the pricing of the security.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of CUFUND:


We have audited the accompanying statements of net assets of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND (the "Trust") as of May 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adjustable Rate and Short-Term Maturity Portfolios of CUFUND as of May 31, 1999, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP


Philadelphia, PA
July 7, 1999

NOTICE TO SHAREHOLDERS
(Unaudited)



For Taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CUFUND Shareholders:

For the fiscal year ended May 31, 1999, each Portfolio is designating long term capital gains, qualifying dividends and exempt income with regard to distributions paid during the fiscal year as follows:

                                            (A)            (B)
                                         LONG TERM      ORDINARY         (C)                      (E)
                                       CAPITAL GAINS     INCOME         TOTAL          (D)         TAX        (F)
                                       DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS   QUALIFYING    EXEMPT     FOREIGN
             PORTFOLIO                  (TAX BASIS)    (TAX BASIS)   (TAX BASIS)   DIVIDENDS(1)  INTEREST  TAX CREDIT
             ---------                 -------------  ------------- -------------  ------------  --------  ----------

Adjustable Rate                             0%            100%          100%            0%          0%         0%
Short-Term Maturity                         0%            100%          100%            0%          0%         0%

-----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of the Portfolio's total distributions.
** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the Portfolio.

Please consult your tax adviser for proper treatment of this information.

                                      NOTES

                               INVESTMENT ADVISER
                    Southwest Corporate Federal Credit Union
                         7920 Belt Line Road, Suite 1100
                                Dallas, TX 75240

                                  ADMINISTRATOR
                      SEI Investments Mutual Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                           Philadelphia, PA 19103-6993

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499

CUF-F-010-03